UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010 (February 12, 2010)

NICARAGUA RISING INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53597	26-1319217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

13976 Lynmar Blvd., Tampa, FL 33626
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 769-0918

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Nicaragua Rising, Inc., a Nevada corporation (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions and variations thereof as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other risk factors relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements contained in the Registrant’s Filings are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements contained herein to conform these statements to actual results.

This Form 8-K/A is being filed as an amendment to the Company’s Form 8-K filing dated February 12, 2010 (“8-K Filing”) to update the financial statements of the Company’s majority-owned subsidiary Ceelox, Inc. (“Ceelox”).  The financial statements presented in the 8-K Filing did not include the audited financial statements for the year ended December 31, 2009.  Attached hereto are the Ceelox audited financial statements for the years ended December 31, 2009 and 2008.  Additionally, included herein is a Management Discussion and Analysis which discusses the Company results of operations for the years ended December 31, 2009 and 2008.

Item 5.01 Other Events.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with our consolidated financial statements and related notes and the information contained elsewhere in this Current Report under the captions "Risk Factors," and "Business”.

Overview

We were formed for the purpose of developing and marketing advanced security solutions using fingerprint and other biometric technology and encryption software solutions.   Our biometric identification and encryption software solutions provide innovative and new ways for customers to securely access, store, send and receive confidential information.  Biometric technology is the science of analyzing specific human characteristics which are unique to each individual in order to identify a specific person from a broader population.  The use of biometrics enables enterprise and consumer users to login to different systems and applications using secure credentials based on their unique characteristics, while blocking unauthorized users.  Our biometric authentication provides strong protection against identity theft.  We commenced marketing our products in the first half of 2007 following more than three years of technology and product development.  We believe that our products meet the needs of companies that require strong data, systems and applications security including financial institutions, healthcare providers, insurance companies, government agencies, utilities and any business where security and identification are key concerns.  To date we have invested over $10 million in the operations of the business including research and development, product development and marketing of our products.

Results of Operations

Year Ended December 31, 2009 Compared with Year Ended December 31, 2008

Net Revenue

In early 2007 the Company completed development of its initial product line and began marketing its solutions.  For the years ended December 31, 2009 and 2008 the Company had revenues of $107,806 and $89,014, respectively.  The increase in revenue in 2009 from 2008 was negligible. This results from the fact that the Company reduced operations due to the sales downturn experienced in late 2008, management’s efforts to minimize expenses, and the Company was also focused on affecting a reverse merger with a public company. Management’s expectations are that this reverse merger transaction will enable funding necessary to increase its marketing efforts which will ultimately generate increased sales volume

Total Costs and Expenses

Our total cost and expenses which consist of payroll and related benefits, consulting expenses, marketing, general and administrative expenses, depreciation and amortization, and research and development expenses decreased by $697,370 or 24% for the year ended December 31, 2009 from December 31, 2008.  While overall expense was relatively flat, there were several changes within the categories that make up total cost and expense.  Our cost of hardware sales declined by $18,486 or 45% in 2009 from 2008 resulting from the decline in revenue.  Payroll and related benefits and consulting expenses decreased by $1,346,992 in 2009 from 2008 due to decreased staffing subsequent to the sales downturn experienced in the third quarter of 2008. Marketing, general and administrative expenses decreased by $644,736 or [ 23%] in 2009 from 2008 which inclusive of an increase to consulting expenses incurred related to the reverse merger transaction amounting to $709,569 which includes $589,500 in stock based compensation expense.

Loss from Operations

Our operating loss for the twelve months ended December 31, 2009 was $2,085,283 compared to a loss of $2,801,445 for the twelve months ended December 31, 2008.  The reduced loss from operations of $716,162 or 26% was due largely to management’s efforts to minimize expenses.

Interest Expense

Interest expense for the year ended December 31, 2009 was $157,382 compared to $681,337 for year the ended December 31, 2008, a reduction of $523,955.  In August 2005 the Company entered into a convertible note from a related party (see footnote 7 of the Company’s financial statements).  Interest on that note was $28,818 in 2009 compared to $26,651 in 2008.  During the years 2006 and 2007 the Company modified the loan agreement and as additional consideration for the modifications and increased borrowing capacity, the Company provided shares of its common stock and warrants to the lender.  The fair value of the common stock and warrants were deemed to be financing fees and amortized over the term of each of the modifications to the instrument.  On June 21, 2007, upon notification from the lender, the Company converted $3,133,764 of the $3,436,193 then outstanding line-of-credit advances, including accrued interest, into shares of the Company’s common stock and warrants to purchase common stock.  The conversion triggered acceleration of the amortization of the related financing fees.  In 2007 amortization and accelerated amortization of the related financing fees amounted to $891,781.  In 2008 and 2009 there were no financing fees.  On July 20, 2007 the Company granted a related party an exclusive, fully paid-up, royalty-free, irrevocable, perpetual, worldwide, transferable, assignable license, with the right to sublicense in and to all the Company’s intellectual property (the “License Agreement”). Subject to the License Agreement the Company maintains all of its right, title and interest in and to the intellectual property. The License Agreement was effective immediately and continues indefinitely, unless and until terminated by mutual agreement.  Additionally and in connection with this agreement, the Company entered into a Software Services Agreement with the related party whereby they agreed to pay Ceelox costs associated with marketing its products and maintaining and developing our products based on our biweekly cash burn rate, net of sales collections.  During the years ended December 31, 2009 and 2008, the Company received advances under this agreement of $466,873 and $2,632,185, respectively. On an accounting basis, the interest accrued for the years ended December 31, 2009 and 2008 amounted to $157,382 and $658,047, respectively. See Footnote 6 of the Company’s financial statements for additional detail.

Net Loss

During the years ended December 31, 2009 and 2008 the Company incurred net losses of $2,235,149 and $3,482,775, respectively.  The reduced losses of $1,247,626 were primarily due to reduced interest expenses.

Seasonality and Quarterly Results

We do not expect to experience any seasonality in our operating results.

Liquidity and Capital Resources

As of December 31, 2009, we had a working capital deficit of $6,134,103, as compared to a working capital deficit of $4,986,001 as of December 31, 2008.  In the past we have relied on sales of our equity to raise funds for our working capital requirements, as well as loans from our majority stockholder.  We will need to raise additional capital in order to implement our business plan and will seek to sell additional equity and/or debt to accomplish this objective.  There can be no assurance that we will be able to raise funds sufficient to carry out our business plan, or that if funds are available to us that they will be on acceptable terms.

Operating Activities

Cash used in operations of $1,371,329 during the twelve months ended December 31, 2009 was primarily a result of our $2,235,149 net loss reconciled with our net non-cash expenses relating to stock-based compensation expense, accrued interest, depreciation and amortization expense.  Cash used in operations of $2,552,089 during the twelve months ended December 31, 2008 was primarily a result of our $3,482,775 net loss reconciled with our net non-cash expenses relating to stock-based compensation expense, amortization of deferred finance fees, accrued interest, depreciation and amortization expense.

Investing Activities

We did not generate cash flows from investing activities during the twelve months ended December 31, 2009 or the year ended December 31, 2008.  We expended $5,938 during the year ended December 31, 2009 and $16,624 during the year ended December 31, 2008.  The amounts we expended for the year ended December 31, 2009 were for the purchase of property and equipment and for the year ended December 31, 2008 were for purchase of property and equipment and costs incurred for patent and software development.

Financing Activities

During the twelve months ended December 31, 2009, we generated proceeds of $1,386,608 from our financing activities which consisted of: (i) $350,000 from sales of our common stock, (ii) advances from related parties of $466,873, (iii) proceeds from related party shareholder advances of $134,735 and (iv) the sale of convertible notes in the amount of $435,000.

During the year ended December 31, 2009 and 2008, we generated proceeds of $1,386,608 and $2,632,186 respectively, from our financing activities which consisted primarily of advances from related parties.

 Off-Balance Sheet Arrangements

We currently do not have any off-balance sheet arrangements or financing activities with special purpose entities.

Critical Accounting Policies and Estimates

Management’s Discussion and Analysis of Financial Condition and Results of Operations discusses our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. To prepare these financial statements, we must make estimates and assumptions that affect the reported amounts of assets and liabilities. These estimates also affect our reported revenues and expenses.  On an ongoing basis, management evaluates its estimates and judgment, including those related to revenue recognition, accrued expenses, financing operations and contingencies and litigation.  Management bases its estimates and judgment on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.  The most significant accounting estimates inherent in the preparation of our financial statements are set forth in Note 1 to our audited financial statements.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

 The amounts reported for accounts receivable, accounts payable, and accrued liabilities are considered to approximate fair values based upon comparable market information available at the respective balance sheet dates.  The Company adopted Accounting Standards Codification (“ASC”) 820 for financial assets and liabilities measured on a recurring basis.  ASC 820 applies to all financial assets and financial liabilities that are being measured and reported on a fair value basis and requires disclosure that establishes a framework for measuring fair value and expands disclosure about fair value measurements.  The Company has not elected the fair value option for financial instruments not already carried at fair value.

Accounts Receivable and Allowance for Doubtful Accounts

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. Ceelox Inc.’s allowance for doubtful accounts is determined using a combination of factors to ensure that Ceelox Inc.’s trade and unbilled receivables balances are not overstated due to uncollectibility.  The Company performs ongoing customer credit evaluation within the context of the industry in which it operates, does not require collateral, and maintains allowances for potential credit losses on customer accounts when deemed necessary.  A specific allowance for a doubtful account up to 100% of the invoice will be provided for any problematic customer balances.  Delinquent account balances are written-off after management has determined that the likelihood of collection is not possible.  For all periods presented, Ceelox Inc. had no allowance for doubtful accounts.

 Inventory

Inventories consist of computer equipment merchandise that is in its finished form and ready for sale to end-user customers. Inventories are recorded at the lower of average cost or market.  In-bound freight-related costs from our vendors are included as part of the net cost of merchandise inventories.  Other costs associated with acquiring, storing and transporting merchandise inventories are expensed as incurred.  Our inventories are acquired and carried for retail sale and, accordingly, the carrying value is susceptible to, among other things, market trends and conditions and overall customer demand.  We use our best estimates of all available information to establish reasonable inventory quantities.  However, these conditions may cause our inventories to become obsolete and/or excessive.  We review our inventories periodically for indications that reserves are necessary to reduce the carrying values to the lower of cost or market values.  For all periods presented, Ceelox Inc. determined that no reserves were necessary.

Property and Equipment

Computer equipment, computer software and furniture and fixtures are stated at cost and depreciated on a straight-line basis over an estimated useful life of five years. Upon disposal, assets and related accumulated depreciation are removed from the accounts and the related gain or loss is included in results from operations.

Software Development Costs, Patents and Trademarks

The Company capitalizes certain direct software development costs based upon stages of development. Capitalization of software development costs begins upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, technological feasibility, anticipated future gross revenues, estimated economic life, and changes in software and hardware technologies. Capitalization ceases upon the products market introduction.  Amortization of software development cost is computed on an individual product basis on the straight-line method over the estimated economic life ranging from three to five years, and begins when a product is available for general release to customers.

Patents and trademarks costs consist of internal and external costs relating to the filing patents and costs of licensing trademarks. Patent and trademark costs are recorded at cost and amortized on a straight-line basis over ten years, the expected period of future utility and economic benefit.

Impairment of Long-Lived Assets and Other Intangible Assets

Ceelox Inc. evaluates the recoverability of long-lived assets with finite lives in accordance with ASC 350.  Intangible assets, including purchased technology and other intangible assets, are carried at cost less accumulated amortization.  Finite-lived intangible assets are being amortized on a straight-line basis over their estimated useful lives of five to ten years.  ASC 350 requires recognition of impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying value amount of an asset may not be recoverable.  An impairment charge is recognized in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to such assets.  A significant impairment of finite-lived intangible assets could have a material adverse effect on Ceelox Inc.’s financial position and results of operations.  For all periods presented, Ceelox Inc. determined that no impairment charges were incurred.

Revenue Recognition

Overview

We recognize revenue when persuasive evidence of an arrangement exists, we have delivered the product or performed the service, the fee is fixed or determinable and collection is reasonably assured.  If any of these criteria are not met, we defer recognizing the revenue until such time as all criteria are met.  Determination of whether or not these criteria have been met may require us to make judgments, assumptions and estimates based upon current information and historical experience.

Ceelox markets its software products direct to commercial customers, to Value Added Resellers and Systems Integrators and to Original Equipment Manufacturers (“OEM”).  Revenue may have four components: 1) license software revenue which provides a right to use Ceelox software products on a per seat/client or per server basis for an unlimited period; 2) software maintenance, 3) hardware, such as fingerprint readers and flash memory devices, and 4) professional services, primarily installation support. The Company also performs custom software development on a limited basis when necessary to support significant account or revenue opportunities.

Ceelox has developed suggested retail pricing for all revenue components which include volume related discounting where appropriate.  In addition the Company may negotiate prices on an individual case basis for significant volume or significant account opportunities.

Hardware and Software Revenue

The Company recognizes hardware revenue upon invoicing.  Invoicing is triggered upon shipping.  In products that have a hardware and software component that is not broken out in the Company’s pricing, such as with Ceelox Portable Vault that includes hardware in the form of flash memory, the Company considers the value of the hardware to be de minimis and records the sale under the Software/Hardware classification.

Software License Revenue

License software revenue is recognized at the time of invoicing.  Invoicing is timed with shipment or delivery of licensed software.  The Company warrants that its software is free from material defects and will replace any defective products with a functional replacement.

Maintenance includes customer access to and right to software bug fixes and new releases of the company’s software.  These releases are made available to customers who download releases at their discretion.  The Company’s licensed software includes first-year maintenance.  Subsequent year maintenance is offered, at a percentage of the initial software license revenue, on an annual basis on the anniversary of the original purchase date.  When deemed material, this revenue is amortized over the life of the license agreement on a straight-line basis.

Contract Revenue

Professional Services: Our customers occasionally request professional services support related to server installation support.  The Company recognizes professional services revenue at the time the support is provided.  Billing is on a rate per day basis.
Custom Software Development: Revenues from multi-element arrangements are allocated to the individual elements based upon relative fair values using vendor-specific objective evidence of fair value. Revenues received from customers where all revenue recognition criteria have not been established are deferred until such criteria have been achieved.

Research and Development

The Company expenses research and development costs as they are incurred.

Advertising and marketing costs

The company expenses advertising and marketing costs as they are incurred.

Stock-Based Compensation and Equity Incentive Plans

For the years ended December 31, 2009 and 2008, the Company maintained a stock plan covering equity grants including stock options and warrants.

The Company accounts for stock-based compensation in accordance with ASC 718.  The standard requires the measurement and recognition of compensation expense in the Company’s statement of operations for all share-based payment awards made to Ceelox Inc. employees, directors and consultants including employee stock options, non-vested equity stock and equity stock units, and employee stock purchase grants.  Stock-based compensation expense is measured at grant date, based on the estimated fair value of the award, reduced by an estimate of the annualized rate of expected forfeitures, and is recognized as expense over the employees’ expected requisite service period, generally using the straight-line method.  In addition, ASC 718 requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow as prescribed under previous accounting rules.  Ceelox Inc.’s forfeiture rate represents the historical rate at which Ceelox Inc.’s stock-based awards were surrendered prior to vesting. ASC 718 requires forfeitures to be estimated at the time of grant and revised on a cumulative basis, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

Computation of (Loss) Per Share

Basic earnings (loss) per share is calculated by dividing the earnings (loss) by the weighted average number of common shares outstanding during the period.  Diluted earnings (loss) per share is calculated by dividing the earnings (loss) by the weighted average number of common shares and potentially dilutive securities outstanding during the period.  Potentially dilutive common shares consist of incremental common shares issuable upon exercise of stock options, warrants and shares issuable upon the conversion of convertible notes.  The dilutive effect of the convertible notes is calculated under the if-converted method.  The dilutive effect of outstanding shares is reflected in diluted earnings per share by application of the treasury stock method.  This method includes consideration of the amounts to be paid by the employees, the amount of excess tax benefits that would be recognized in equity if the instruments were exercised and the amount of unrecognized stock-based compensation related to future services.  No potential dilutive common shares are included in the computation of any diluted per share amount when a loss is reported.  Accordingly, we did not include 240,941,931 and 133,732,258 of potentially dilutive options, warrants and convertible debt instruments at December 31, 2009 and 2008 respectively.

Recent Accounting Pronouncements

In October 2009, the Financial Accounting Standards Board issued an update to existing guidance on accounting for arrangement with multiple deliverables.  This update will allow companies to allocate consideration received for qualified separate deliverables using estimated selling price for both delivered and undelivered items when vendor-specific objective evidence or third-party evidence is unavailable.  Additional disclosures discussing the nature of multiple element arrangements, the types of deliverables under the arrangements, the general timing of their delivery, and significant factors and estimates used to determine the estimated selling prices will be required.  This guidance is effective prospectively for interim and annual periods after June 15, 2010.  We have not yet determined the impact on our financial statements.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles-a replacement of FASB Statement No. 162 (“SFAS 168”)”.  The statement confirmed that the  FASB Accounting Standards Codification  (the “Codification”) will become the single official source of authoritative U.S. GAAP (other than guidance issued by the SEC), superseding existing FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force (“EITF”), and related literature.  After that date, only one level of authoritative U.S. GAAP will exist.  All other literature will be considered non-authoritative.  The Codification does not change U.S. GAAP; instead, it introduces a new structure that is organized in an easily accessible, user-friendly online research system.  The Codification, which changes the referencing of financial standards, became effective for interim and annual periods ending after September 15, 2009.  There are no other changes to the content of the Company’s financial statements or disclosures as a result of the implementation.  The Company has included references to authoritative accounting literature in accordance with the Codification.

In May 2009 the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 165, “Subsequent Events” (“SFAS 165”) (FASB Codification “ASC 855-10”).  ASC 855-10 establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  Specifically, this standard sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date.  See Note 14 for related disclosure.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, which provides additional guidance to improve disclosures regarding fair value adjustments.  This guidance requires two new disclosures: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers, and (2) a gross presentation of activity within the Level 3 roll forward.  The guidance also includes clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques.  The guidance applies to all entities required to make disclosures about recurring and nonrecurring fair value measurements.  The effective date of this guidance is the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years.  The Company is currently evaluating the impact this guidance will have on its financial statement disclosures.

The Company does not believe that any other recently issued, but not yet effective, accounting pronouncements if currently adopted would have a material effect on the accompanying financial statements.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

On February 12, 2010, the Company acquired a majority of the outstanding shares of common stock of Ceelox, Inc., as reported in the Company’s Form 8-K as filed with the Securities and Exchange Commission on February 12, 2010.  Attached are the audited financial statements for the years ended December 31, 2009 and 2008 for Ceelox, Inc.

(d)	Exhibits.

99.1 – Audited Financial Statements of Ceelox, Inc. for the years ended December 31, 2009 and 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2010	NICARAGUA RISING, INC.

	By:	GERRY EUSTON
Gerry Euston Chief Executive Officer